CRITICAL JUDGMENTS, ESTIMATES, ASSUMPTIONS AND RISKS	6 Months Ended
Jun. 30, 2025
Accounting judgements and estimates [Abstract]
Critical Judgements, Estimates, Assumptions and Risks	Critical Judgements, Estimates, Assumptions and Risks
The judgments, estimates, assumptions and risks discussed here reflect updates from the 2024 Annual Financial Statements. For judgments, estimates, assumptions and risks related to other areas not discussed in these interim consolidated financial statements, please refer to Notes 3 and 28 of the 2024 Annual Financial Statements.

a) Provision for Environmental Rehabilitation (“PER”)
Provisions are updated each reporting period for changes to expected cash flows and for the effect of changes in the discount rate and foreign exchange rates. The change in estimate is added or deducted from the related asset and depreciated over the expected economic life of the operation to which it relates. In the case of closed sites, changes in estimates and assumptions are recognized immediately in the consolidated statements of income. For Q2 2025, we recorded a net decrease of $108 million (Q2 2024: $59 million net decrease) to the PER at our minesites and for YTD 2025, a net decrease of $82 million (YTD 2024: $100 million net decrease) primarily due to spending incurred during the year, combined with the deconsolidation of Loulo-Gounkoto upon loss of control (refer to note 16 for further details), partially offset by accretion.
Adjustments to the estimated amount and timing of future closure and rehabilitation cash flows are a normal occurrence in light of the significant judgments and estimates involved. Rehabilitation provisions are adjusted as a result of changes in estimates and assumptions and are accounted for prospectively. In Q4 of each year, our life of mine plans are updated and that typically results in an update to the rehabilitation provision.

b) Contingencies
Contingencies can be either possible assets or possible liabilities arising from past events which, by their nature, will be resolved only when one or more future events, not wholly within our control, occur or fail to occur. The assessment of such contingencies inherently involves the exercise of significant judgment and estimates of the outcome of future events. Refer to Note 17 for further details on contingencies.

c) Loulo-Gounkoto
On June 16, 2025, we lost control of the subsidiaries that hold our 80% interest in the Loulo-Gounkoto mine in Mali when they were placed under a temporary provisional administration. As a result of this event, we determined that we no longer had control of the mine and stopped consolidating it. As we retain legal ownership of 80% of the companies that hold the mine, we have recognized an investment at fair value to reflect our retained interest. Refer to note 16 for further details.